                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                          TOP FIVE SECTORS       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      23

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      30
     FUND OFFICERS AND IMPORTANT ADDRESSES      31

It is times like these when money- management experience may make a difference.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2000

Dear Shareholder,

Whether you have held your fund for years or just joined the Van Kampen family of shareholders in the last few months, you are likely to have questions and even some concerns about how recent market volatility has affected your investment. I encourage you to review the following Q&A in which your portfolio manager provides an update on how your fund is being managed in this environment.

It is times like these when money-management experience may make a difference. Toward that end, you should know that Van Kampen is one of the nation's oldest investment-management firms, with a history of money management dating back to 1926. Our portfolio managers have invested in all types of market conditions--during bull and bear markets, periods of inflation and rising interest rates, and now a technology revolution. We have managed money long enough to understand short-term market volatility and the value of investing for the long term.

                  As we move through the second half of 2000, count on us to continue to draw on the wisdom of our 74 years of experience. Along those lines, Van Kampen's "Generations of Experience" is the theme of a national advertising campaign that we recently kicked off. The message emphasizes our depth of investment-management history, as well as our firm belief that with the right investments, anyone can realize life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
BEGINNING IN THE SECOND QUARTER OF 2000, EVIDENCE OF SLOWER ECONOMIC GROWTH IN THE UNITED STATES EMERGED. HOWEVER, ANALYSTS BELIEVE IT MAY HAVE BEEN PREMATURE TO ASSUME THAT THE U.S. ECONOMY HAS SLOWED TO A SUSTAINABLE, NONINFLATIONARY PACE, WITH THE GROSS DOMESTIC PRODUCT (GDP), A MEASURE OF ECONOMIC GROWTH, UP
5.2 PERCENT ANNUALIZED IN THE SECOND QUARTER OF 2000.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING REMAINED THE MAIN ENGINE OF GROWTH BEHIND THE U.S. ECONOMY. LIVING STANDARDS AND SPENDING HABITS WERE BOOSTED BY STRONG GAINS IN REAL INCOME, AND INDIVIDUAL WEALTH INCREASED SUBSTANTIALLY, PRIMARILY DUE TO A BUOYANT STOCK MARKET. NONETHELESS, DATA RELEASED IN THE SECOND QUARTER OF 2000 REFLECTED A MINOR DECREASE IN THE SPENDING OF INDIVIDUALS. IN JUNE, THE CONSUMER PRICE INDEX (CPI), THE LEADING INFLATION INDICATOR, ROSE HIGHER THAN EXPECTED--0.6 PERCENT MORE THAN THE PREVIOUS MONTH. THAT HEIGHTENED CONCERNS ABOUT INFLATION, AND THE PROSPECT OF ADDITIONAL FEDERAL RESERVE BOARD INTEREST-RATE INCREASES.

THE U.S. LABOR MARKET WAS STILL ROBUST DURING THIS TIME, AND JOB INSECURITY CONTINUED TO DECLINE. SOLID EMPLOYMENT GROWTH WAS ACCOMPANIED BY UNUSUALLY LARGE GAINS IN PRODUCTIVITY, WHICH LIMITED THE RISE IN UNIT LABOR COSTS ACROSS THE WHOLE ECONOMY. GIVEN THE HIGH EMPLOYMENT NUMBERS AND STRONG LEVELS OF PRODUCTIVITY, ANALYSTS BELIEVE AN INCREASE IN INTEREST RATES TO WARD OFF INFLATION AND FURTHER SLOW THE ECONOMY IS POSSIBLE.

INTEREST RATES AND INFLATION
DURING THE PAST FEW MONTHS, PERSISTENT STRENGTH IN CONSUMER SPENDING ACCOMPANIED BY A VERY TIGHT LABOR MARKET, RESULTED IN SOME INFLATION. THE CPI REACHED A LEVEL OF 2.7 PERCENT IN JANUARY 2000 AND 3.7 PERCENT IN JUNE 2000, CLEARLY DEMONSTRATING SIGNS OF INFLATION.

SINCE JUNE 1999, THE FEDERAL RESERVE HAS INCREASED THE FEDERAL FUNDS RATE SIX TIMES BY A TOTAL OF 175 BASIS POINTS TO LOWER ECONOMIC GROWTH AND DECREASE ANY FUTURE FEARS OF INFLATION. THESE INCREASES IN INTEREST RATES HELPED SLOW THE INTEREST-SENSITIVE AUTO AND HOUSING MARKETS.

MANY OBSERVERS BELIEVE INTEREST RATES COULD BE LIFTED FURTHER IN COMING MONTHS. WHILE MARKETS HAVE EXPERIENCED MUCH SHORT-TERM VOLATILITY, THE MARKET'S OUTLOOK COULD IMPROVE ONCE INTEREST-RATE HIKES CEASE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(June 30, 1998 -- June 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Jun 98                                                                           2.10
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1998 -- June 30, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70
                                                                            6.00                               3.00
                                                                            6.50                               3.10
Jun 00                                                                      6.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    6.58%      6.21%      6.19%
-------------------------------------------------------------------------
Six-month total return(2)                 0.45%      1.21%      5.19%
-------------------------------------------------------------------------
One-year total return(2)                 18.84%     20.18%     24.15%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                22.52%     22.86%     23.02%
-------------------------------------------------------------------------
Ten-year average total return(2)         17.73%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                13.85%   18.32%(3)    20.09%
-------------------------------------------------------------------------
Commencement date                      01/07/54   12/20/91   07/20/93
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

    See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. The Fund may invest up to 15% of the total assets in foreign securities which may subject the Fund to special risks including currency exchange rate fluctuations, and political and economic instability. In addition, the Fund is subject to other risks. These risks include, but are not limited to: market risk -- the possibility that the market values of securities owned by the Fund will decline; derivative instrument risk -- a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index and involves risks different from investment in the underlying security; and manager risk -- management may not be successful in selecting the best performing securities and the Fund's performance may lag behind that of similar funds. Past performance is no guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--June 30, 2000)


1.   INTEL                       5.4%
     Designs, manufactures, and markets
     microcomputer components.

2.   CISCO SYSTEMS               4.9%
     Provides solutions that connect
     computing devices and computer
     networks.

3.   GENERAL ELECTRIC            4.4%
     Produces appliances, lighting
     products, aircraft engines, and
     plastics.

4.   PFIZER                      3.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine, and Visine.

5.   ORACLE                      3.0%
     Supplies software products for
     information management and also
     offers consulting and systems
     integration services.

6.   EMC                         2.7%
     Provides products and services that
     help companies store and access large
     amounts of computer data.

7.   JDS UNIPHASE                2.1%
     Makes products used in optical
     networks for the telecommunications
     and cable-television industries.

8.   ELI LILLY                   1.8%
     Develops pharmaceutical products for
     worldwide distribution.

9.   ADC TELECOMMUNICATIONS      1.7%
     Creates hardware and software
     products used to build communica-
     tions networks.

10.  MICRON TECHNOLOGY           1.6%
     Manufactures semiconductor components
     for computers and other electronic
     devices.

TOP FIVE SECTORS*

(as a percentage of long-term investments)



[BAR GRAPH]


                                                                       JUNE 30, 2000                    DECEMBER 31, 1999
                                                                       -------------                    -----------------
Technology                                                                  45.4                               51.9
Health Care                                                                 13.2                                9.8
Finance                                                                      8.5                                8.9
Producer Manufacturing                                                       6.8                                2.0
Consumer Services                                                            5.4                                7.4


*These sector categories represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN ENTERPRISE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED JUNE 30, 2000. THE TEAM IS LED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE JULY 1994 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE JULY 1987. HE IS JOINED BY SENIOR PORTFOLIO MANAGERS MICHAEL DAVIS AND MARY JAYNE MALY. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM?

A   While the economy continued to
be strong, the word that most aptly describes the market environment during the period is volatile.

    Many economic sectors remained strong, and many companies' earnings continued to exceed Wall Street analysts' expectations in the past six months. Because of continued economic strength, the Federal Reserve Board (the Fed) continued raising interest rates in an effort to slow the economy and prevent inflation. At the end of the period, a slowing gross domestic product (GDP) and other indicators such as housing, retail spending, and employment pointed to an economic slowdown, indicating that the Fed's actions were working.

    Investors spent much of the last six months trying to determine how far the Fed would go with its interest-rate hikes and what effect those rate hikes would have on various market sectors and stocks. That uncertainty showed up in the markets in the form of some fairly dramatic market swings, especially in the technology sector. From the start of the year through early March, technology stocks did very well. On March 10, the technology-heavy NASDAQ index reached its all-time peak, but then started to decline and finally plummeted in early to mid-April, taking the Standard and Poor's 500 Index down with it. Stocks staged a brief rally toward the end of April, but fell again until mid-May, when they started to go back up again.

    The fund weathered this volatility well, returning 6.58 percent for the six-month period ended June 30, 2000 (Class A shares at net asset value; if the maximum sales charge of 5.75 percent were included, the return would have been lower). As a result of current market activity, current performance may vary from the figures shown. By comparison, the Standard & Poor's 500 Index lost 0.42 percent, and the Russell 1000 Growth Index, which more closely resembles the composition of the fund, returned 4.23 percent for the same period. Of course, past performance is no guarantee of future results.

    The S&P 500 Index is an unmanaged, broad-based index that measures the performance of 500 stocks from 83 industrial groups and reflects the general performance of the stock market. The Russell 1000 Growth Index is an unmanaged index that reflects the general performance of growth stocks. These indexes are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities represented by these indexes. If these costs had been included, performance would have been lower. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND THROUGH THIS VOLATILE PERIOD?

A   We maintained our investment
discipline of looking for companies with positive future fundamentals, whether in volatile or stable markets. We invest in companies that possess at least one of the following characteristics: consistent earnings growth, accelerating earnings growth, better-than-expected fundamentals, or an underlying change in a company, industry, or regulatory environment. Because we evaluate stocks on a company-by-company basis, our focus is on the merits of any given company rather than market movements or interest-rate changes. Regardless of what happens in the market on a daily basis, we always remain true to this discipline.

    In short, we really didn't react to the volatility we saw in the markets. The fund held a number of companies that posted strong earnings and whose earnings estimates were increased by Wall Street analysts. If a company's fundamentals remained strong by our definition, the fund generally continued to own it despite any volatility in the stock's price. Over the last six months, we increased the fund's percentage of drug and energy stocks. Their growth rates weren't as high as the technology stocks that grabbed all the headlines, but we believed both groups were poised to do well.

Q   WHAT SPECIFIC STOCKS CONTRIBUTED
    TO THE FUND'S RETURN?

A   Despite the sector's volatility, many
of the stocks that helped fund performance were in the technology sector. Intel, a microprocessor manufacturer, was the fund's largest holding and also the largest contributor to fund performance. Intel performed very well due to good unit growth, improved pricing, and several new products. Micron Technologies, a semiconductor company, was one of the fund's better performers during the period. Micron has done an excellent job of capitalizing on the increasing demand for memory in everything from computers and cellular phones to cars and washing machines, so we added to the fund's position in late 1999 and again in May 2000. Cisco and Oracle have also been positive stocks for the fund, as both have emerged as dominant companies in their markets (Internet infrastructure and corporate databases, respectively).

    As we mentioned earlier, the fund benefited from owning drug stocks, particularly in the large-cap sector. In addition to being largely overlooked by investors, there was uncertainty regarding a possible Medicare prescription-drug benefit and its effect on drug prices.

This uncertainty resulted in the group's stock valuations generally being relatively low, despite consistent and moderate earnings growth rates. The fund owned both Pfizer and Warner Lambert, two companies that merged during the reporting period. We increased the fund's position in the surviving company, Pfizer, during the period because we felt that the success of its existing drugs and the expected economies of scale coming out of the merger made the company an even more attractive holding. American Home Products, another drug company with a number of promising drugs in its pipeline, also contributed to performance.

    Another sector that boosted fund performance was energy. In the past six months, we added a number of offshore drillers and companies whose businesses are tied to oil and gas wells to the fund's portfolio. Oil and gas prices rose during the period, which heightened drilling activity. BJ Services, Smith International, and Schlumberger all did well as a result.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT STOCKS HURT FUND
    PERFORMANCE DURING THE PERIOD?

A   Not all technology stocks could be
counted on for positive performance, with Microsoft's decline detracting from fund performance more than any other stock in the portfolio. We started reducing the fund's position in Microsoft in late 1999 and continued to sell it this spring due to our belief that Microsoft would decrease in importance as technology shifts away from desktop computers to cellular phones and other Internet-access devices. Qualcomm, a major player in cellular-phone components, also disappointed, as did the stock of America Online, whose value weakened amid uncertainty created by their upcoming merger with Time Warner.

    Many retail stocks hurt the fund's overall performance as well. The stocks of Wal-Mart, Home Depot, and Gap all declined on the expectations that higher interest rates would slow consumer spending.

    Another sector that did poorly was communication services, which includes wireless telecommunications and independent telecommunications companies. Many of these stocks had relatively high valuations but poor earnings, and they were also very dependent on the market for raising additional money to fund their growth. They were hit hard when the market fell in April. We sold Voicestream Wireless, a telecommunications stock, from the fund's portfolio in April after the company reported lower earnings than what Wall Street analysts had predicted.

Q   WHAT DO YOU SEE AHEAD FOR THE
    MARKET AND THE FUND?

A   We envision more of the same in
terms of the economy. We believe that the overall outlook for corporate profits is good and that the Fed has been successful in slowing the economy. Therefore, we expect to see sustainable growth rather than a boom/bust cycle. This is positive for stocks because it sets the stage for favorable earnings growth with less risk of inflation. With that said, we believe our best long-term course of action for the fund is to stick to our investment discipline and continue to look for companies with positive future fundamentals, regardless of market movements.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: A division of mutual fund shares, which are generally divided into three groupings, called Class A, Class B, and Class C shares. The specific features of each are dependent on varying fees and sales charges. In most cases, Class A shares will have no redemption fee (contingent deferred sales charge).

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher than expected earnings growth.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks from 83 industrial groups. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
   DESCRIPTION                                                SHARES         VALUE
   COMMON STOCKS*  98.9%
   COMMUNICATIONS  2.2%
   ADC Telecommunications, Inc. ...........................    810,000   $   67,938,750
   Alcatel SA -- ADR (France)..............................    167,000       11,105,500
   Scientific-Atlanta, Inc. ...............................    174,000       12,963,000
                                                                         --------------
                                                                             92,007,250
                                                                         --------------

   CONSUMER DISTRIBUTION  5.0%
   Best Buy Co., Inc. (a)..................................    180,000       11,385,000
   Home Depot, Inc. .......................................    692,000       34,556,750
   Kohl's Corp. (a)........................................    620,000       34,487,500
   Kroger Co. .............................................    401,000        8,847,062
   Limited, Inc. ..........................................    653,000       14,121,125
   Outback Steakhouse, Inc. (a)............................    550,000       16,087,500
   Safeway, Inc. (a).......................................    779,000       35,152,375
   Target Corp. ...........................................    222,000       12,876,000
   Wal-Mart Stores, Inc. ..................................    613,000       35,324,125
                                                                         --------------
                                                                            202,837,437
                                                                         --------------

   CONSUMER DURABLES  0.9%
   Harley-Davidson, Inc. ..................................    916,000       35,266,000
                                                                         --------------

   CONSUMER NON-DURABLES  3.9%
   Anheuser-Busch Cos., Inc. ..............................    191,000       14,265,313
   Avon Products, Inc. ....................................    235,000       10,457,500
   Colgate-Palmolive Co. ..................................    217,000       12,992,875
   Nike, Inc. Class B......................................    427,000       16,999,938
   Pepsi Bottling Group, Inc. .............................    933,000       27,231,937
   PepsiCo, Inc. ..........................................    962,000       42,748,875
   Quaker Oats Co. ........................................    203,000       15,250,375
   Starbucks Corp. (a).....................................    524,000       20,010,250
                                                                         --------------
                                                                            159,957,063
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
   DESCRIPTION                                                SHARES         VALUE
   CONSUMER SERVICES  5.3%
   Hispanic Broadcasting Corp. (a).........................    436,000   $   14,442,500
   Metro-Goldwyn-Mayer, Inc. (a)...........................    795,778       20,789,700
   MGM Grand, Inc. ........................................    376,000       12,079,000
   Omnicom Group, Inc. ....................................    272,000       24,225,000
   Park Place Entertainment Corp. (a)......................    498,000        6,069,375
   Starwood Hotels & Resorts Worldwide, Inc. Class B.......  1,115,000       36,307,187
   Time Warner, Inc. ......................................    438,000       33,288,000
   Univision Communications, Inc. (a)......................    333,000       34,465,500
   Viacom, Inc. Class B (a)................................    356,965       24,340,551
   Walt Disney Co. ........................................    277,000       10,751,063
                                                                         --------------
                                                                            216,757,876
                                                                         --------------

   ENERGY  4.9%
   Anadarko Petroleum Corp. ...............................    301,000       14,843,063
   Baker Hughes Inc. ......................................    568,000       18,176,000
   BJ Services Co. (a).....................................    474,000       29,625,000
   Enron Corp. ............................................    128,000        8,256,000
   ENSCO International, Inc. ..............................    953,000       34,129,312
   Nabors Industries, Inc. (a).............................    395,000       16,417,187
   Noble Drilling Corp. (a)................................  1,036,000       42,670,250
   Schlumberger, Ltd. .....................................    109,000        8,134,125
   Smith International, Inc. (a)...........................    390,000       28,396,875
                                                                         --------------
                                                                            200,647,812
                                                                         --------------

   FINANCE  8.4%
   Allstate Corp. .........................................    368,000        8,188,000
   American Express Co. ...................................    531,000       27,678,375
   American General Corp. .................................    140,000        8,540,000
   American International Group, Inc. .....................    303,000       35,602,500
   Associates First Capital Corp. .........................    277,000        6,180,563
   Bank of New York Inc. ..................................    172,000        7,998,000
   Bank of America Corp. ..................................    335,000       14,405,000
   Capital One Financial Corp. ............................    288,000       12,852,000
   Chase Manhattan Corp. ..................................    342,000       15,753,375
   Citigroup, Inc. ........................................    567,000       34,161,750
   Federal Home Loan Mortgage Corp. .......................    287,000       11,623,500
   Federal National Mortgage Association...................    234,000       12,211,875
   Fifth Third Bancorp. ...................................    115,000        7,273,750
   Firstar Corp. ..........................................    389,000        8,193,312
   FleetBoston Financial Corp. ............................    670,000       22,780,000
   Franklin Resources, Inc. ...............................    265,000        8,049,375

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
   DESCRIPTION                                                SHARES         VALUE
   FINANCE (CONTINUED)
   Marsh & McLennan Cos., Inc. ............................     58,000   $    6,057,375
   MBNA Corp. .............................................    433,000       11,745,125
   Merrill Lynch & Co., Inc. ..............................    149,000       17,135,000
   Northern Trust Corp. ...................................    133,000        8,653,312
   Providian Financial Corp. ..............................     85,000        7,650,000
   Schwab Charles Corp. ...................................    594,000       19,973,250
   SLM Holding Corp. ......................................    168,000        6,289,500
   T. Rowe Price Associates, Inc. .........................    226,000        9,605,000
   Wells Fargo Co. ........................................    408,000       15,810,000
                                                                         --------------
                                                                            344,409,937
                                                                         --------------

   HEALTHCARE  13.0%
   American Home Products Corp. ...........................    692,100       40,660,875
   Amgen, Inc. (a).........................................    546,000       38,356,500
   Bristol-Myers Squibb Co. ...............................    379,000       22,076,750
   Eli Lilly & Co. ........................................    710,000       70,911,250
   Immunex Corp. (a).......................................    378,000       18,687,375
   Johnson & Johnson.......................................    435,000       44,315,625
   MedImmune, Inc. (a).....................................    359,000       26,566,000
   Merck & Co., Inc. ......................................    574,000       43,982,750
   PE Corp. -- PE Biosystems Group.........................    203,000       13,372,625
   Pfizer, Inc. ...........................................  2,664,500      127,896,000
   Pharmacia Corp. ........................................    386,000       19,951,375
   Schering-Plough Corp. ..................................    570,000       28,785,000
   UnitedHealth Group, Inc. ...............................    289,000       24,781,750
   Wellpoint Health Networks, Inc. (a).....................    168,000       12,169,500
                                                                         --------------
                                                                            532,513,375
                                                                         --------------

   PRODUCER MANUFACTURING  6.7%
   Corning, Inc. ..........................................    234,000       63,150,750
   General Electric Co. ...................................  3,339,000      176,967,000
   Johnson Controls, Inc. .................................    206,000       10,570,375
   Tyco International Ltd. ................................    487,000       23,071,625
                                                                         --------------
                                                                            273,759,750
                                                                         --------------

   TECHNOLOGY  44.9%
   Adobe Systems, Inc. ....................................    184,000       23,920,000
   Advanced Micro Devices, Inc. (a)........................    181,000       13,982,250
   Agilent Technologies Inc. (a)...........................     61,786        4,556,718
   Altera Corp. (a)........................................    465,000       47,400,937

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
   DESCRIPTION                                                SHARES         VALUE
   TECHNOLOGY (CONTINUED)
   America Online, Inc. (a)................................    889,000   $   46,894,750
   Analog Devices, Inc. (a)................................    450,000       34,200,000
   Apple Computer, Inc. (a)................................    184,000        9,637,000
   Applied Materials, Inc. (a).............................    546,000       49,481,250
   Atmel Corp. (a).........................................    311,000       11,468,125
   BEA Systems, Inc. (a)...................................    136,000        6,723,500
   Broadcom Corp. (a)......................................     96,000       21,018,000
   CIENA Corp. (a).........................................     79,000       13,168,313
   Cisco Systems, Inc. (a).................................  3,112,000      197,806,500
   Comverse Technology, Inc. (a)...........................    583,000       54,219,000
   Dell Computer Corp. (a).................................  1,014,000       50,002,875
   EMC Corp. (a)...........................................  1,436,000      110,482,250
   First Data Corp. .......................................    246,000       12,207,750
   Hewlett-Packard Co. ....................................    162,000       20,229,750
   Inktomi Corp. (a).......................................     96,000       11,352,000
   Intel Corp. ............................................  1,630,000      217,910,625
   JDS Uniphase Corp. (a)..................................    695,200       83,337,100
   KLA -- Tencor Corp. (a).................................    151,000        8,842,938
   Linear Technology Corp. ................................    460,000       29,411,250
   LSI Logic Corp. (a).....................................    648,000       35,073,000
   Lucent Technologies, Inc. ..............................    374,650       22,198,012
   Micron Technology, Inc. (a).............................    750,000       66,046,875
   Microsoft Corp. (a).....................................    701,000       56,080,000
   National Semiconductor Corp. (a)........................    176,000        9,988,000
   Nokia Corp. -- ADR (Finland)............................  1,256,000       62,721,500
   Nortel Networks Corp. ..................................    884,000       60,333,000
   Oracle Corp. (a)........................................  1,470,000      123,571,875
   QUALCOMM, Inc. (a)......................................     52,200        3,132,000
   Sanmina Corp. (a).......................................    473,000       40,441,500
   STMicroelectronics NV -- ADR (Netherlands)..............    600,000       38,512,500
   Sun Microsystems, Inc. (a)..............................    608,000       55,290,000
   Teradyne, Inc. (a)......................................    304,000       22,344,000
   Texas Instruments, Inc. ................................    776,000       53,301,500
   VERITAS Software Corp. (a)..............................    212,750       24,044,074
   Waters Corp. (a)........................................    212,000       26,460,250
   Xilinx, Inc. (a)........................................    612,000       50,528,250
   Yahoo!, Inc. (a)........................................     62,000        7,680,250
                                                                         --------------
                                                                          1,835,999,467
                                                                         --------------

   TRANSPORTATION  0.2%
   Kansas City Southern Industries, Inc. ..................    109,000        9,666,938
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2000 (Unaudited)

                                                                             MARKET
   DESCRIPTION                                                SHARES         VALUE
   UTILITIES  3.5%
   Bell Atlantic Corp. (a).................................    323,000   $   16,412,438
   McLeodUSA, Inc. (a).....................................    798,000       16,508,625
   Nextel Communications, Inc. (a).........................    324,000       19,824,750
   NEXTLINK Communications, Inc............................    360,000       13,657,500
   SBC Communications, Inc.................................    488,000       21,106,000
   Sprint Corp. (PCS Group)................................    352,000       17,952,000
   Worldcom Inc. (a).......................................    828,000       37,984,500
                                                                         --------------
                                                                            143,445,813
                                                                         --------------
   TOTAL LONG-TERM INVESTMENTS  98.9%
       (Cost $2,701,901,151)..........................................    4,047,268,718
                                                                         --------------

   SHORT-TERM INVESTMENTS  3.1%
   COMMERCIAL PAPER  2.4%
   General Electric Capital Corp. ($50,000,000 par, yielding 4.57%,
     07/03/00 maturity)...............................................       49,980,972
   Prudential Funding Corp. ($50,000,000 par, yielding 4.33%, 07/03/00
     maturity)........................................................       49,981,945
                                                                         --------------
   TOTAL COMMERCIAL PAPER.............................................       99,962,917
                                                                         --------------

   REPURCHASE AGREEMENT  0.7%
   DLJ Mortgage Acceptance Corp. ($28,421,000 par collateralized by
     U.S.
     Government obligations in a pooled cash account, dated 06/30/00 to
     be sold on 07/03/00 at $28,436,584...............................       28,421,000
                                                                         --------------
   TOTAL SHORT-TERM INVESTMENTS
       (Cost $128,383,917)............................................      128,383,917
                                                                         --------------
   TOTAL INVESTMENTS  102.0%
     (Cost $2,830,285,068)............................................    4,175,652,635
   LIABILITIES IN EXCESS OF OTHER ASSETS (2.0%).......................      (82,296,819)
                                                                         --------------
   NET ASSETS 100.0%..................................................   $4,093,355,816
                                                                         ==============

 * The common stocks are classified by sectors which represent broad groupings of related industries.

ADR -- American Depository Receipt

(a) Non-Income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,830,285,068).....................  $4,175,652,635
Cash........................................................          69,433
Receivables:
  Investments Sold..........................................      47,744,116
  Fund Shares Sold..........................................       8,394,832
  Dividends.................................................         987,668
Other.......................................................         146,746
                                                              --------------
    Total Assets............................................   4,232,995,430
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      70,908,955
  Fund Shares Repurchased...................................      64,655,204
  Distributor and Affiliates................................       2,194,712
  Investment Advisory Fee...................................       1,276,415
Trustees' Deferred Compensation and Retirement Plans........         334,013
Accrued Expenses............................................         270,315
                                                              --------------
    Total Liabilities.......................................     139,639,614
                                                              --------------
NET ASSETS..................................................  $4,093,355,816
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,500,138,345
Net Unrealized Appreciation.................................   1,345,367,567
Accumulated Net Realized Gain...............................     259,510,075
Accumulated Net Investment Loss.............................     (11,660,171)
                                                              --------------
NET ASSETS..................................................  $4,093,355,816
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,805,154,563 and 117,850,065 shares of
    beneficial interest issued and outstanding).............  $        23.80
    Maximum sales charge (5.75%* of offering price).........            1.45
                                                              --------------
    Maximum offering price to public........................  $        25.25
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,141,474,636 and 50,138,894 shares of
    beneficial interest issued and outstanding).............  $        22.77
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $146,726,617 and 6,383,237 shares of
    beneficial interest issued and outstanding).............  $        22.99
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends...................................................    $    7,265,369
Interest....................................................         2,736,641
                                                                --------------
    Total Income............................................        10,002,010
                                                                --------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $3,189,650, $5,487,489 and $668,019
  respectively).............................................         9,345,158
Investment Advisory Fee.....................................         8,369,511
Shareholder Services........................................         3,009,321
Custody.....................................................            97,095
Trustees' Fees and Related Expenses.........................            82,224
Legal.......................................................            55,598
Other.......................................................           486,373
                                                                --------------
    Total Expenses..........................................        21,445,280
    Less Credits Earned on Cash Balances....................            26,408
                                                                --------------
    Net Expenses............................................        21,418,872
                                                                --------------
NET INVESTMENT LOSS.........................................    $  (11,416,862)
                                                                ==============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $  277,631,783
  Futures...................................................           (64,089)
                                                                --------------
Net Realized Gain...........................................       277,567,694
                                                                --------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     1,364,234,284
  End of the Period:
    Investments.............................................     1,345,367,567
                                                                --------------
Net Unrealized Depreciation During the Period...............       (18,866,717)
                                                                --------------
NET REALIZED AND UNREALIZED GAIN............................    $  258,700,977
                                                                ==============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $  247,284,115
                                                                ==============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2000 and the Year Ended December 31, 1999 (Unaudited)

                                                    SIX MONTHS            YEAR ENDED
                                                ENDED JUNE 30, 2000    DECEMBER 31, 1999
                                                ----------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss............................   $   (11,416,862)      $  (11,779,087)
Net Realized Gain..............................       277,567,694          482,437,010
Net Unrealized Appreciation/Depreciation During
  the Period...................................       (18,866,717)         305,352,356
                                                  ---------------       --------------
Change in Net Assets from Operations...........       247,284,115          776,011,279
                                                  ---------------       --------------
Distributions from Net Investment Income.......               -0-              (39,771)
Distributions in Excess of Net Investment
  Income.......................................               -0-             (332,342)
                                                  ---------------       --------------
Distributions from and in Excess of Net
  Investment Income*...........................               -0-             (372,113)
Distributions from Net Realized Gain*..........       (89,022,370)        (443,264,269)
                                                  ---------------       --------------
Total Distributions............................       (89,022,370)        (443,636,382)
                                                  ---------------       --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES...................................       158,261,745          332,374,897
                                                  ---------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold......................     1,413,225,187        5,415,754,623
Net Asset Value of Shares Issued Through
  Dividend Reinvestment........................        81,474,288          404,284,548
Cost of Shares Repurchased.....................    (1,289,422,914)      (5,462,366,950)
                                                  ---------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.................................       205,276,561          357,672,221
                                                  ---------------       --------------
TOTAL INCREASE IN NET ASSETS...................       363,538,306          690,047,118
NET ASSETS:
Beginning of the Period........................     3,729,817,510        3,039,770,392
                                                  ---------------       --------------
End of the Period (Including accumulated net
  investment loss of $11,660,171 and $243,309,
  respectively)................................   $ 4,093,355,816       $3,729,817,510
                                                  ===============       ==============

* Distributions by Class
-----------------------------------------------

Distributions from and in Excess of Net
  Investment Income:
  Class A Shares...............................   $           -0-       $     (372,113)
  Class B Shares...............................               -0-                  -0-
  Class C Shares...............................               -0-                  -0-
                                                  ---------------       --------------
                                                  $           -0-       $     (372,113)
                                                  ===============       ==============

Distributions from Net Realized Gain:
  Class A Shares...............................   $   (60,494,393)      $ (304,078,413)
  Class B Shares...............................       (25,396,787)        (125,087,732)
  Class C Shares...............................        (3,131,190)         (14,098,124)
                                                  ---------------       --------------
                                                  $   (89,022,370)      $ (443,264,269)
                                                  ===============       ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED               YEAR ENDED DECEMBER 31,
          CLASS A SHARES             JUNE 30,    -----------------------------------------
                                       2000        1999       1998       1997       1996
                                    ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $22.774     $ 20.631   $ 17.414   $ 15.120   $  13.07
                                     -------     --------   --------   --------   --------
  Net Investment Income/Loss......     (.042)       (.030)      .058       .087       .086
  Net Realized and Unrealized
    Gain..........................     1.598        5.207      3.980      4.113      2.942
                                     -------     --------   --------   --------   --------
Total from Investment
  Operations......................     1.556        5.177      4.038      4.200      3.028
                                     -------     --------   --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income......       -0-         .004       .045       .060       .077
  Distributions from Net Realized
    Gain..........................      .527        3.030       .776      1.846       .901
                                     -------     --------   --------   --------   --------
Total Distribution................      .527        3.034       .821      1.906       .978
                                     -------     --------   --------   --------   --------
NET ASSETS VALUE, END OF THE
  PERIOD..........................   $23.803     $ 22.774   $ 20.631   $ 17.414   $ 15.120
                                     =======     ========   ========   ========   ========

Total Return (a)..................     6.58%*      26.56%     23.56%     28.55%     23.48%
Net Assets at End of the Period
  (in millions)...................  $2,805.2     $2,591.1   $2,137.4   $1,706.1   $1,276.9
Ratio of Expenses to Average Net
  Assets (b)......................      .85%         .91%       .94%       .93%      1.01%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b)......................     (.34%)       (.13%)      .32%       .54%       .60%
Portfolio Turnover................       46%*        111%        72%        73%       110%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED              YEAR ENDED DECEMBER 31,
          CLASS B SHARES               JUNE 30,    ---------------------------------------
                                       2000(C)       1999     1998(C)    1997       1996
                                      ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................     $ 21.884    $ 20.075   $17.059   $14.909   $  12.94
                                       --------    --------   -------   -------   --------
  Net Investment Loss.............        (.123)      (.154)    (.089)    (.021)    (.012)
  Net Realized and Unrealized
    Gain..........................        1.532       4.993     3.881     4.017      2.882
                                       --------    --------   -------   -------   --------
Total from Investment
  Operations......................        1.409       4.839     3.792     3.996      2.870
Less Distributions from Net
  Realized Gain...................         .527       3.030      .776     1.846       .901
                                       --------    --------   -------   -------   --------
NET ASSET VALUE, END OF THE
  PERIOD..........................     $ 22.766    $ 21.884    20.075   $17.059   $ 14.909
                                       ========    ========   =======   =======   ========

Total Return (a)..................        6.21%*     25.54%    22.65%    27.50%     22.48%
Net Assets at End of the Period
  (In millions)...................     $1,141.5    $1,020.8   $ 816.3   $ 542.2   $  305.6
Ratio of Expenses to Average Net
  Assets (b)......................        1.62%       1.67%     1.74%     1.75%      1.82%
Ratio of Net Investment Loss to
  Average Net Assets (b)..........       (1.11%)      (.91%)    (.49%)    (.29%)    (.21%)
Portfolio Turnover................          46%*       111%       72%       73%       110%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                      SIX MONTHS
                                        ENDED             YEAR ENDED DECEMBER 31,
           CLASS C SHARES              JUNE 30,    --------------------------------------
                                       2000(C)      1999     1998(C)    1997       1996
                                      ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $22.093     $20.239   $17.191   $15.008   $  13.01
                                       -------     -------   -------   -------   --------
  Net Investment Loss...............     (.123)      (.136)    (.090)    (.023)    (.013)
  Net Realized and Unrealized
    Gain............................     1.543       5.020     3.914     4.052      2.912
                                       -------     -------   -------   -------   --------
Total from Investment Operations....     1.420       4.884     3.824     4.029      2.899
Less Distributions from Net Realized
  Gain..............................      .527       3.030      .776     1.846       .901
                                       -------     -------   -------   -------   --------
NET ASSET VALUE, END OF THE PERIOD..   $22.986     $22.093   $20.239   $17.191   $ 15.008
                                       =======     =======   =======   =======   ========

Total Return (a)....................     6.19%*     25.59%    22.65%    27.51%     22.60%
Net Assets at End of the Period (In
  millions).........................   $ 146.7     $ 117.9   $  86.0   $  56.9   $   30.4
Ratio of Expenses to Average Net
  Assets (b)........................     1.62%       1.68%     1.74%     1.75%      1.82%
Ratio of Net Investment Loss to
  Average Net Assets (b)............    (1.11%)      (.90%)    (.48%)    (.29%)    (.22%)
Portfolio Turnover..................       46%*       111%       72%       73%       110%

*  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

(b) For the year ended December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Enterprise Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a portfolio of securities consisting principally of common stocks. The Fund commenced investment operations on January 7, 1954. The distribution of the Fund's Class B and Class C shares commenced on December 20, 1991 and July 20, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities purchased are accreted over the expected life of each applicable security. Premiums on debt securities are not amortized. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,835,683,546; the aggregate gross unrealized appreciation is $1,427,535,972 and the aggregate gross unrealized depreciation is $87,566,883, resulting in net unrealized appreciation on long- and short-term investments of $1,339,969,089.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions at June 30, 2000.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2000, the Fund's custody fee was reduced by $26,408 a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                              % PER ANNUM
First $1 billion............................................     .50 of 1%
Next $1 billion.............................................     .45 of 1%
Next $1 billion.............................................     .40 of 1%
Over $3 billion.............................................     .35 of 1%

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $55,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 2000, the Fund recognized expenses of approximately $70,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2000, the Fund recognized expenses of approximately $2,419,400. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

At June 30, 2000, capital aggregated $1,558,572,238, $828,104,198 and
$113,461,909 for Classes A, B, and C, respectively. For the six months ended June 30, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A.............................................   42,057,211    $   971,370,298
  Class B.............................................   17,376,534        385,332,128
  Class C.............................................    2,500,634         56,522,761
                                                        -----------    ---------------
Total Sales...........................................   61,934,379    $ 1,413,225,187
                                                        ===========    ===============
Dividend Reinvestment:
  Class A.............................................    2,128,230    $    54,461,405
  Class B.............................................      984,994         24,161,896
  Class C.............................................      115,098          2,850,987
                                                        -----------    ---------------
Total Dividend Reinvestment...........................    3,228,322    $    81,474,288
                                                        ===========    ===============
Repurchases:
  Class A.............................................  (40,107,378)   $  (925,368,647)
  Class B.............................................  (14,866,418)      (328,825,328)
  Class C.............................................   (1,569,236)       (35,228,939)
                                                        -----------    ---------------
Total Repurchases.....................................  (56,543,032)   $(1,289,422,914)
                                                        ===========    ===============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

At December 31, 1999, capital aggregated $1,458,109,182, $747,435,502 and
$89,317,100 for Classes A, B, and C, respectively. For the year ended December 31, 1999, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   204,104,518    $ 4,361,367,361
  Class B............................................    45,071,295        932,198,067
  Class C............................................     5,836,735        122,189,195
                                                       ------------    ---------------
Total Sales..........................................   255,012,548    $ 5,415,754,623
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    12,823,258    $   272,202,449
  Class B............................................     5,831,316        119,129,590
  Class C............................................       628,245         12,952,509
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    19,282,819    $   404,284,548
                                                       ============    ===============
Repurchases:
  Class A............................................  (206,756,637)   $(4,423,347,663)
  Class B............................................   (44,921,263)      (926,532,977)
  Class C............................................    (5,378,863)      (112,486,310)
                                                       ------------    ---------------
Total Repurchases....................................  (257,056,763)   $(5,462,366,950)
                                                       ============    ===============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment Class B shares received on such shares, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received on such shares, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2000, 1,931,147 Class B shares automatically converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan C shares received on such shares, automatically convert to Class A shares ten years after the end of the calendar month in which the shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2000, no Class C shares converted to Class A shares. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $920,100 and CDSC on redeemed shares of approximately $934,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,146,554,143 and $1,762,035,006, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2000 (Unaudited)

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 2000, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 1999............................        760
Futures Opened..............................................        -0-
Futures Closed..............................................       (760)
                                                                  -----
Outstanding at June 30, 2000................................        -0-
                                                                  =====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 2000, are payments retained by Van Kampen of approximately $3,917,700.

7. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each Fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for the credit facility meets or exceeds $650 million on a complex-wide basis, each Fund will be limited to its pro-rata percentage based on the net assets of each participating Fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each Fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

           VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return*
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN ENTERPRISE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)
ERNST & YOUNG LLP
233 South Wacker Drive

Chicago, Illinois 60606

(1) Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Board of Trustees has engaged Ernst & Young LLP to be the Fund's independent auditors.

     PricewaterhouseCoopers LLP ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PricewaterhouseCoopers was based solely on a possible future business relationship by PricewaterhouseCoopers with an affiliate of the Fund's Investment Adviser.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charges on shares of the Fund, and other pertinent data. After December 31, 2000, the report, if used with prospective investors, must be accompanied by a quarterly performance update, if applicable.

YOUR NOTES